UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 1, 2008

Washington Federal, Inc.

(Exact name of registrant as specified in its charter)

Washington	0-25454	91-1661606
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

425 Pike Street, Seattle, Washington	98101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (206) 624-7930

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

Washington Federal to Present at Upcoming Investor Conference

SEATTLE: Washington Federal, Inc. (NASDAQ: WFSL) Chairman, President and CEO, Roy M. Whitehead will present at FBR Capital Markets’ 2008 Fall Investor Conference on Wednesday, December 3, 2008 in New York City.

The presentation is scheduled to be held at 10:45 a.m. Eastern Time at New York’s Grand Hyatt Hotel.

The presentation will be posted on the Company’s website www.washingtonfederal.com following the presentation.

Headquartered in Seattle, Washington since 1917, Washington Federal provides loans secured by residential real estate, along with checking, savings, money market accounts and certificates of deposit. The company operates 148 branches located in the eight western states.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON FEDERAL, INC.

Dated: December 1, 2008	By:	/s/ Brent J. Beardall
Brent J. Beardall
Executive Vice President and
Chief Financial Officer